Financial instruments and risk management	12 Months Ended
Dec. 31, 2019
Disclosure Of Fair Value Measurement Of Assets And Liabilities [Abstract]
Financial instruments and risk management

22 Financial instruments and risk management

Management of financial risks

One of the principal responsibilities of Treasury is to manage the financial risks arising from the Group’s underlying operations. Specifically, Treasury manages, within an overall policy framework set by the Group’s Main Board and Corporate Finance Committee (CFC), the Group’s exposure to funding and liquidity, interest rate, foreign exchange and counterparty risks. The Group’s treasury position is monitored by the CFC which meets regularly throughout the year and is chaired by the Group Finance Director. The approach is one of risk reduction within an overall framework of delivering total shareholder return.

The Group defines capital as net debt (note 19) and equity (note 18). The only externally imposed capital requirement for the Group is interest cover as described under interest rate risk below. The Group assesses its financial capacity by reference to cash flow, net debt and interest cover. Group policies include a set of financing principles and key performance indicators including the monitoring of credit ratings, interest cover and liquidity. These provide a framework within which the Group’s capital base is managed and, in particular, the policies on dividends (as a percentage of long-term sustainable earnings) and share buy-back are decided. The key objective of the financing principles is to appropriately balance the interests of equity and debt holders in driving an efficient financing mix for the Group. The Group’s average cost of debt in 2019 is 3.3% (2018: 3.0%).

The Group manages its financial risks in line with the classification of its financial assets and liabilities in the Group's balance sheet and related notes. The Group’s management of specific risks is dealt with as follows:

Liquidity risk

It is the policy of the Group to maximise financial flexibility and minimise refinancing risk by issuing debt with a range of maturities, generally matching the projected cash flows of the Group and obtaining this financing from a wide range of sources. The Group has a target average centrally managed debt maturity of at least five years with no more than 20% of centrally managed debt maturing in a single rolling year. As at 31 December 2019, the average centrally managed debt maturity was 9.1 years (2018: 8.8 years) and the highest proportion of centrally managed debt maturing in a single rolling year was 18.6% (2018: 18.4%).

It is Group policy that short-term sources of funds (including drawings under both the Group US$4 billion US commercial paper (US CP) programme and the Group £3 billion euro commercial paper (ECP) programme are backed by undrawn committed lines of credit and cash. Commercial paper is issued by B.A.T. International Finance p.l.c. and B.A.T Capital Corporation and guaranteed by British American Tobacco p.l.c.. At 31 December 2019, commercial paper of £1,056 million was outstanding (2018: £536 million).

The Group utilises cash pooling and zero balancing bank account structures in addition to intercompany loans and borrowings to mobilise cash efficiently within the Group. The key objectives of Treasury in respect of cash and cash equivalents are to protect their principal value, to concentrate cash at the centre, to minimise the required debt issuance and to optimise the yield earned. The amount of debt issued by the Group is determined by forecasting the net debt requirement after the mobilisation of cash.

The Group continues to target a solid investment-grade credit rating. Following the announcement of the agreement to acquire the remaining 57.8% of Reynolds American Inc. not already owned by the Group, in January 2017, Moody’s and S&P revised the Group’s rating to Baa2 and BBB+ with stable outlook, respectively. The Group’s strategy is to continue deleveraging and is seeking to recover to Baa1/BBB+ in the medium term. The Group is confident of its continued ability to successfully access the debt capital markets.

As part of its short-term cash management, the Group invests in a range of cash and cash equivalents, including money market funds, which are regarded as highly liquid and are not exposed to significant changes in fair value. These are kept under continuous review as described in the credit risk section below. At 31 December 2019, cash and cash equivalents include £nil invested in money market funds (2018: £25 million).

As part of its working capital management, in certain countries, the Group has entered into factoring arrangements and supply chain financing arrangements. These are explained in further detail in note 13 and note 21.

Subsidiary companies are funded by share capital and retained earnings, loans from the central finance companies on commercial terms, or through local borrowings by the subsidiaries in appropriate currencies to predominantly fund short-to-medium term working capital requirements. All contractual borrowing covenants have been met and none of them is expected to inhibit the Group’s operations or funding plans.

In March and June 2019, the Group repaid €820 million and US$750 million bonds at maturity, respectively.

In July 2019, the Group extended the £3 billion tranche of its £6 billion revolving credit facility for a further 364 days with a one-year term-out option. At 31 December 2019, the facility was undrawn (2018: the facility was undrawn). On 12 March 2020, the Group refinanced the existing two-tranche £6 billion revolving credit facility with a new two-tranche £6 billion revolving credit facility. This consists of a £3 billion 364-day tranche (with two one-year extension options and a one-year term-out option), and a £3 billion five-year tranche (with two one-year extension options).

In July 2019, the Group also arranged short term bilateral facilities with some of its core banks for a total amount of £745 million.

Additionally, the Group filed its inaugural SEC shelf programme in July 2019. The SEC shelf programme together with the EMTN programme, will be the basis for future normal issuances in the capital markets.

The Group accessed the US dollar bond market through the SEC shelf programme in September 2019, successfully raising US$3.5 billion across 4 tranches.

In September 2019, the Group repaid a US$650 million bond at maturity.

As part of the liquidity management strategy, the Group has redeemed prior to their maturity a US$2.25 billion bond in September 2019 and a US$1.25 billion bond in November 2019, that would have otherwise matured in 2020.

In December 2019, the Group repaid a £500 million bond at maturity.

In January 2018, the Group repaid the £600 million that was drawn under the 364-day £3 billion Group revolving credit facility. The facility had a one-year extension option which was utilised in July 2018.

In March and June 2018, the Group repaid €400 million and US$2,500 million bonds at maturity, respectively.

Currency risk

The Group is subject to exposure on the translation of the net assets of foreign currency subsidiaries and associates into its reporting currency, sterling. The Group’s primary balance sheet translation exposures are to the US dollar, Canadian dollar, euro, Danish krone, Swiss franc, South African rand, Russian rouble, Brazilian real, Australian dollar, Malaysian ringgit, Singaporean dollar and Indian rupee. These exposures are kept under continuous review. The Group's policy on borrowings is to broadly match the currency of these borrowings with the currency of cash flows arising from the Group's underlying operations. Within this overall policy, the Group aims to minimise all balance sheet translation exposure where it is practicable and cost-effective to do so through matching currency assets with currency borrowings. The main objective of these policies is to protect shareholder value by increasing certainty and minimising volatility in earnings per share. At 31 December 2019, the currency profile of the Group’s gross debt, after taking into account derivative contracts, was 59% US dollar (2018: 65%), 13% euro (2018: 13%), 21% sterling (2018: 16%) and 7% other currencies (2018: 6% other currencies).

The Group faces currency exposures arising from the translation of profits earned in foreign currency subsidiaries and associates and joint arrangements; these exposures are not normally hedged. Exposures also arise from:

(i) foreign currency denominated trading transactions undertaken by subsidiaries. These exposures comprise committed and highly probable forecast sales and purchases, which are offset wherever possible. The remaining exposures are hedged within the Treasury policies and procedures with forward foreign exchange contracts and options, which are designated as hedges of the foreign exchange risk of the identified future transactions; and

(ii) forecast dividend flows from subsidiaries to the centre. To ensure cash flow certainty, the Group enters into forward foreign exchange contracts which are designated as net investment hedges of the foreign exchange risk arising from the investments in these subsidiaries.

IFRS 7 requires a sensitivity analysis that shows the impact on the income statement and on items recognised directly in other comprehensive income of hypothetical changes of exchange rates in respect of non-functional currency financial assets and liabilities held across the Group. All other variables are held constant although, in practice, market rates rarely change in isolation. Financial assets and liabilities held in the functional currency of the Group’s subsidiaries, as well as non-financial assets and liabilities and translation risk, are not included in the analysis. The Group considers a 10% strengthening or weakening of the functional currency against the non-functional currency of its subsidiaries as a reasonably possible change. The impact is calculated with reference to the financial asset or liability held as at the year-end, unless this is unrepresentative of the position during the year.

A 10% strengthening of functional currencies against non-functional currencies would result in pre-tax profit being £16 million lower (2018: £33 million higher; 2017: £14 million lower) and items recognised directly in other comprehensive income being £22 million lower (2018: £384 million higher; 2017: £148 million higher). A 10% weakening of functional currencies against non-functional currencies would result in pre-tax profit being £20 million higher (2018: £41 million lower; 2017: £4 million higher) and items recognised directly in other comprehensive income being £27 million higher (2018: £469 million lower; 2017: £148 million lower).

The exchange sensitivities on items recognised directly in other comprehensive income relate to hedging of certain net asset currency positions in the Group, as well as on cash flow hedges in respect of future transactions, but do not include sensitivities in respect of exchange on non-financial assets or liabilities.

Interest rate risk

The objectives of the Group’s interest rate risk management policy are to lessen the impact of adverse interest rate movements on the earnings, cash flow and economic value of the Group and to safeguard against any possible breach of its financial covenants. Additional objectives are to minimise the cost of hedging and the associated counterparty risk.

The Group targets an interest cover ratio, as calculated under its key central banking facilities, of greater than 5 and for 2019 it is 7.1 times (2018: 7.2 times; 2017: 7.8 times). The only externally imposed capital requirement the Group has is in respect of its centrally managed banking facilities, which require a gross interest cover of at least 4.5 times.

In order to manage its interest rate risk, the Group maintains both floating rate and fixed rate debt. The Group sets targets (within overall guidelines) for the desired ratio of floating to fixed rate debt on a net basis (at least 50% fixed on a net basis in the short to medium term) as a result of regular reviews of market conditions and strategy by the Corporate Finance Committee and the board of the main central finance company. At 31 December 2019, the relevant ratios of floating to fixed rate borrowings were 18:82 (2018: 21:79) on a net basis. Underlying borrowings are arranged on both a fixed rate and a floating rate basis and, where appropriate, the Group uses derivatives, primarily interest rate swaps to vary the fixed and floating mix, or forward starting swaps to manage the refinancing risk. The interest rate profile of liquid assets is taken into account in determining the net interest rate exposure.

IFRS 7 requires a sensitivity analysis that shows the impact on the income statement and on items recognised directly in other comprehensive income of hypothetical changes of interest rates in respect of financial assets and liabilities of the Group. All other variables are held constant although, in practice, market rates rarely change in isolation. For the purposes of this sensitivity analysis, financial assets and liabilities with fixed interest rates are not included. The Group considers a 100 basis point change in interest rates a reasonably possible change except where rates are less than 100 basis points. In these instances it is assumed that the interest rates increase by 100 basis points and decrease to zero for the purpose of performing the sensitivity analysis. The impact is calculated with reference to the financial asset or liability held as at the year-end, unless this is unrepresentative of the position during the year.

A 100 basis point increase in interest rates would result in pre-tax profit being £143 million lower (2018: £90 million lower; 2017: £108 million lower). A 100 basis point decrease in interest rates, or less where applicable, would result in pre-tax profit being £108 million higher (2018: £74 million higher; 2017: £77 million higher). The effect of these interest rate changes on items recognised directly in other comprehensive income is not material in either year.

The Group has early adopted the Amendments to IFRS9 Financial Instruments in respect of the Interest Rate Benchmark Reform as a result of the UK Financial Conduct Authority’s announcement on 27 July 2017. Considering the relevant hedge relationships impacted by these amendments, as at 31 December 2019, the Group has floating rate borrowings with nominal value of  £1,929 million and US$750 million (£566 million) that are due to mature in January 2022 and August 2022, respectively.

In relation to the Group’s floating rate borrowings and hedge instruments, there is exposure to uncertainty arising from changes in the USD LIBOR, EURIBOR and GBP LIBOR benchmarks. The Group believes that its contracts with interest rates based on these benchmarks adequately provide for alternate calculations of interest in the event that they are unavailable. The Group believes that any resulting ineffectiveness consequent to the Interest Rate Benchmark Reform is likely to be immaterial. Although these calculations may cause an administrative burden, the Group does not believe that these would materially adversely affect the Group or its ability to manage its interest rate risk.

Credit risk

The Group has no significant concentrations of customer credit risk. Subsidiaries have policies in place requiring appropriate credit checks on potential customers before sales commence. The process for monitoring and managing credit risk once sales to customers have been made varies depending on local practice in the countries concerned.

Certain territories have bank guarantees, other guarantees or credit insurance provided in the Group’s favour in respect of Group trade receivables, the issuance and terms of which are dependent on local practices in the countries concerned. All derivatives are subject to ISDA agreements or equivalent documentation.

Cash deposits and other financial instruments give rise to credit risk on the amounts due from the related counterparties. Generally, the Group aims to transact with counterparties with strong investment grade credit ratings. However, the Group recognises that due to the need to operate over a large geographic footprint, this will not always be possible. Counterparty credit risk is managed on a global basis by limiting the aggregate amount and duration of exposure to any one counterparty, taking into account its credit rating. The credit ratings of all counterparties are reviewed regularly.

The Group ensures that it has sufficient counterparty credit capacity of requisite quality to undertake all anticipated transactions throughout its geographic footprint, while at the same time ensuring that there is no geographic concentration in the location of counterparties.

With the following exceptions, the maximum exposure to the credit risk of financial assets at the balance sheet date is reflected by the carrying values included in the Group’s balance sheet. In 2014, the Group entered into a guarantee arrangement in respect of the borrowings of the non-controlling interest in relation to the capital injection made to the Group’s Algerian business. The Group no longer has this credit exposure as it was repaid in 2018. In addition, the Group has entered into short-term risk participation agreements in relation to certain leaf supply arrangements and the maximum exposure under these would be £54 million (2018: £102 million). In 2017, the Group entered into a guarantee arrangement to support a short-term credit facility with a distributor. The maximum exposure under the arrangement would be £54 million (2018: £102 million).

Price risk

The Group is exposed to price risk on investments held by the Group, which are included in investments held at fair value on the consolidated balance sheet, but the quantum of such is not material.

Hedge accounting

In order to qualify for hedge accounting, the Group is required to document prospectively the economic relationship between the item being hedged and the hedging instrument. The Group is also required to demonstrate an assessment of the economic relationship between the hedged item and the hedging instrument, which shows that the hedge will be highly effective on an ongoing basis. This effectiveness testing is repeated periodically to ensure that the hedge has remained, and is expected to remain, highly effective. The prospective effectiveness testing determines that an economic relationship between the hedged item and the hedging instrument exists.

In accordance with the Group Treasury Manual, the exact hedge ratios and profile of a hedge relationship will depend on several factors, including the desired degree of certainty and reduced volatility of net interest costs and market conditions, trends and expectations in the relevant markets. The sources of ineffectiveness include spot and forward differences, impact of time value and timing differences between periods in the hedged item and hedging instrument.

The Group’s risk management strategy has been explained in further detail under the interest rate risk and currency risk sections of this note.

Fair value estimation

The fair values of financial assets and liabilities with maturities of less than one year, other than derivatives, are assumed to approximate their book values. For other financial instruments which are measured at fair value in the balance sheet, the basis for fair values is described below.

Fair value hierarchy

The following table presents the Group's financial assets and liabilities that are measured at fair value in accordance with IFRS 13 classification hierarchy:

	2019				2018

	Level 1 £m	Level 2 £m	Level 3 £m	Total £m	Level 1 £m	Level 2 £m	Level 3 £m	Total £m

Assets at fair value

Investment held at fair value (note 14)	78	–	57	135	141	–	76	217

Derivatives relating to

– interest rate swaps (note 15)	–	180	–	180	–	187	–	187

– cross-currency swaps (note 15)	–	305	–	305	–	431	–	431

– forward foreign currency contracts (note 15)	–	280	–	280	–	117	–	117

Assets at fair value	78	765	57	900	141	735	76	952

Liabilities at fair value

Derivatives relating to

– interest rate swaps (note 15)	–	255	–	255	–	181	–	181

– cross-currency swaps (note 15)	–	84	–	84	–	56	–	56

– forward foreign currency contracts (note 15)	–	129	–	129	–	279	–	279

Liabilities at fair value	–	468	–	468	–	516	–	516

Level 2 financial instruments are not traded in an active market, but the fair values are based on quoted market prices, broker/dealer quotations, or alternative pricing sources with reasonable levels of price transparency. The Group’s level 2 financial instruments include OTC derivatives.

Netting arrangements of derivative financial instruments

The gross fair value of derivative financial instruments as presented in the Group balance sheet, together with the Group's rights of offset associated with recognised financial assets and recognised financial liabilities subject to enforceable master netting arrangements and similar agreements, is summarised as follows:

	2019			2018

	Amount presented in the Group balance sheet* £m	Related amounts not offset in the Group balance sheet £m	Net amount £m	Amount presented in the Group balance sheet* £m	Related amounts not offset in the Group balance sheet £m	Net amount £m

Financial assets

– Derivative financial instruments (note 15)	765	(291)	474	735	(295)	440

Financial liabilities

– Derivative financial instruments (note 15)	(468)	291	(177)	(516)	295	(221)

	297	–	297	219	–	219

*	No financial instruments have been offset in the Group balance sheet.

The Group is subject to master netting arrangements in force with financial counterparties with whom the Group trades derivatives.

The master netting arrangements determine the proceedings should either party default on their obligations.  In case of any event of default: the non-defaulting party will calculate the sum of the replacement cost of outstanding transactions and amounts owed to it by the defaulting party. If that sum exceeds the amounts owed to the defaulting party, the defaulting party will pay the balance to the non-defaulting party. If the sum is less than the amounts owed to the defaulting party, the non-defaulting party will pay the balance to the defaulting party.

The hedged items by risk category are presented below:

	2019
		Accumulated amount of fair value hedge adjustments on the hedged	Line item in the	Changes in fair
	Carrying amount of the hedged item	item included in the carrying amount of the hedged item	statement of financial	value used for calculating	Cash flow hedge reserve
			position where	hedge
			the hedged item is included	ineffectiveness
	£m	£m		£m	£m

Fair value hedges

Interest rate risk

– borrowings (liabilities)	5,136	210	Borrowings	(9)

Cash flow hedges

Interest rate risk

– borrowings (liabilities)	4,013		Borrowings	163	(308)

- derivative financial instruments (assets)*	2		Derivative financial instruments	–	–

- derivative financial instruments (liabilities)*	(49)		Derivative financial instruments	1	(1)

*The carrying value reported for derivative financial instruments represents the aggregated exposure as at the balance sheet date. For assets, the gross nominal value amounts to £226 million (2018: £nil) and for liabilities, the gross nominal value amounts to £932 million (2018: £nil).

2018
		Accumulated amount of fair value hedge adjustments on the hedged	Line item in the	Changes in fair
	Carrying amount of the hedged item	item included in the carrying amount of the hedged item	statement of financial	value used for calculating	Cash flow hedge reserve
			position where	hedge
			the hedged item is included	ineffectiveness
	£m	£m		£m	£m

Fair value hedges

Interest rate risk

– borrowings (liabilities)	6,424	179	Borrowings	(32)

Cash flow hedges

Interest rate risk

– borrowings (liabilities)	2,819		Borrowings	189	(146)

£372 million (2018: £4,647 million) of the Group’s borrowings are designated as net investment hedge instruments of the Group’s net investments in foreign operations. In line with the Group’s risk management policies, the net investment hedge relationships are reviewed periodically. Consequently, a number of these relationships have matured in 2019. The change in the value used for calculating hedge ineffectiveness for hedged items designated under net investment hedge relationships is £22 million (2018: £226 million).

As at 31 December 2019, the total balance of the cash flow hedge reserve was a loss of £346 million (2018: loss of £177 million) including a loss of £309 million (2018: loss of £146 million) in relation to interest rate exposure and foreign currency exposure arising from borrowings held by the Group, a loss of £160 million (2018: loss of £98 million) in relation to interest rate exposure on forecasted borrowings, and a gain of £105 million (2018: gain of £48 million) in relation to deferred tax arising from cash flow hedges. The remainder related to the Group’s foreign currency exposure on forecasted transactions, and cost of hedging (note 18(c)(ii)).